SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 03/25/98
                        (Date of earliest event reported)


                   Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                  (Registrant)

Date:  03/25/98

  By:
  Name Vaneta Bernard
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee

Lehman Structured Securities Corporation
Commercial Mortgage Pass-Through Certificates
Series 1996-1
Report to Certificateholders for Payment Date:              March 25, 1998

Payment Summary

                              Pass-Through    Interest          Original          Beginning
Class         CUSIP           Rate            Type              Balance           Balance
E-1           52518RAA4       0.079950        Fixed             29,579,266.21     27,582,975.27
E-2           52518RAB2       0.079950        Fixed             36,152,436.47     33,712,525.34
R             N/A             N/A             N/A               0.00              0.00
                                              Totals:           65,731,702.68     61,295,500.61



Principal       Distributable  Total          Ending
Adj Amount      Cert Int       Payable        Balance
97,772.77       183,771.57     281,544.34     27,485,202.50
119,500.06      224,609.70     344,109.76     33,593,025.28
0.00            0.00           0.00           0.00
217,272.83      408,381.27     625,654.10     61,078,227.78


Distributions per Certificate

              Beginning       Principal       Interest          Ending
Class         Cert Factor     Distribution    Distribution      Certif Factor
E-1           0.932510464     0.0033054       6.2128508765      0.9292050149
E-2           0.932510465     0.0033054       6.2128509703      0.9292050152
R             N/A             N/A             N/A               N/A


Payment Details
Principal Detail

        Beginning       Scheduled  Unscheduled  Principal   Realized  Balance     Total Principal   Ending
Class   Balance         Principal  Principal    Adjustments Losses    Adjustment  Distrib.  Amount  Balance

E-1     27,582,975.27   0.00       0.00         97,772.77   0.00      0.00        97,772.77         27,485,202.50
E-2     33,712,525.34   0.00       0.00         119,500.06  0.00      0.00        119,500.06        33,593,025.28
R       0.00            0.00       0.00         0.00        0.00      0.00        0.00              0.00
Totals: 61,295,500.61   0.00       0.00         217,272.83  0.00      0.00        217,272.83        61,078,227.78


Interest Detail

           Accrued        Current Unpaid Prior Accrued Prepayment    Default    Prepay Int.   Additional     Total Interest
Class      Certif. Int.   Interest       Unpaid Int.   Premiums      Interest   Shortfalls    Adjustments    Distrib. Amount

E-1        183,771.57     N/A            N/A           N/A           N/A        0.00          0.00           183,771.57
E-2        224,609.70     N/A            N/A           N/A           N/A        0.00          0.00           224,609.70
R          (0.00)         N/A            N/A           N/A           N/A        0.00          0.00           0.00
Totals:    408,381.27     N/A            N/A           N/A           N/A        0.00          0.00           408,381.27


Additional Information

Trustee Fee   255.40